UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2025
Designer Brands Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-32545	31-0746639
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 DSW Drive, Columbus, Ohio	43219
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 237-7100

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, without par value	DBI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders considered and voted on the matters set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the SEC on May 5, 2025 (the “Proxy Statement”). Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders at the Annual Meeting.

Proposal 1: Election of Four Class III Director Nominees

Voting results regarding the election of four Class III director nominees were as follows:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
John W. Atkinson	85,891,625	632,765	8,844,248
Elaine J. Eisenman	85,682,002	842,388	8,844,248
Joanna T. Lau	77,120,975	9,403,415	8,844,248
Joseph A. Schottenstein	85,608,204	916,186	8,844,248

Based on the voting results set forth above, Messrs. John W. Atkinson and Joseph A. Schottenstein and Mses. Elaine J. Eisenman and Joanna T. Lau were each duly elected as Class III directors with terms expiring at the Company's 2028 Annual Meeting of shareholders.

Proposal 2: Ratification of Appointment of Deloitte & Touche LLP

Voting results regarding the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2026 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
94,937,854	417,989	12,795	—

Based on the voting results set forth above, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2026 was duly ratified.

Proposal 3: Advisory Approval of Named Executive Officer Fiscal 2024 Compensation

Voting results regarding the non-binding, advisory vote on the fiscal 2024 compensation of the Company’s named executive officers as reported in the Proxy Statement were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
79,030,560	1,938,053	5,555,777	8,844,248

Based on the voting results set forth above, the fiscal 2024 compensation of the Company’s named executive officers was approved on an advisory basis.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Designer Brands Inc.
		By:	/s/ Lisa M. Yerrace
Lisa M. Yerrace
Senior Vice President, General Counsel and Corporate Secretary

Date:	June 20, 2025